SUNAMERICA INCOME FUNDS

Supplement to the Prospectus dated July 27, 2001

	On August 23, 2001, the Board of Trustees of SunAmerica Income Funds approved the proposed reorganizations of the High Income Fund, Diversified Income Fund, and Tax Exempt Insured Fund (the "Funds") with corresponding portfolios of the North American Funds. American General Investment Management, L.P. ("AGIM"), a recently acquired affiliate of SunAmerica Asset Management Corp. ("SAAMCo"), the Funds' investment adviser serves as subadviser to those North American Funds. If the proposed reorganizations are approved by shareholders of the North American Funds and completed, it is proposed that AGIM will act as subadviser to the combined funds. In connection with the proposed reorganization and employment of AGIM, the Board also approved certain changes in the policies and operations of the Funds, described below. The following changes are intended to enable AGIM to manage the Funds in a manner similar to that used for the corresponding North American Funds and, except for the change in borrowing policy, are contingent on the completion of the reorganizations, which are expected to take effect on or about November 9, 2001.

* AGIM will serve as subadviser to the Funds pursuant to a subadvisory agreement with SAAMCo, which will continue to serve as the investment adviser.

* The investment objective of each of the High Income Fund and Diversified Income Fund will be changed to an objective that is more similar to the objective of the North American Fund with which it will be reorganized. Currently, the investment objective of the High Income Fund is "maximum current income," and the investment objective of the Diversified Income Fund is a "high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective." The investment objective of each of these Funds will be changed to a "high level of total return." Upon the changes in investment objective the Funds' names will also be changed. The High Income Fund will change its name to the "High Yield Bond Fund" and the Diversified Income Fund will change its name to the "Strategic Bond
Fund."

* The fundamental investment policy regarding borrowing will be changed. The change in investment restrictions will increase the SunAmerica Diversified Income and SunAmerica High Income Funds' ability to borrow for temporary and emergency purposes from 5% of total assets to 33-1/3% of total net assets. This change will provide the investment adviser with greater investment flexibility in managing the portfolio for each of the Funds, and will make the policy consistent with the policy of the corresponding North American Funds.

		The Board also approved a proposed reorganization of the U.S. Government Securities Fund with a corresponding portfolio of the North American Funds. This reorganization is also contemplated to take effect, if approved by the North
American Funds shareholders, on or about November 9, 2001. In connection with this proposed reorganization, the Board also approved a reduction the management fee, contingent on the completion of the reorganization:

* The fee will be calculated at the annual rate of 0.65% on the first $200 million of the average daily net assets, 0.62% on the next $200 million of such assets, and 0.55% of the average daily net assets in excess of $400 million. In addition, the Board agreed with SAAMCo to lower the contractual limits on this Fund's net annual operating expenses for Class A, B and II shares of the Fund to 1.32%, 2.00% and 2.05% respectively, of daily net assets. The
Adviser will waive fees and reimburse expenses should the total annual fund operating expenses be higher than these limits. The expense reimbursements are to continue indefinitely, subject to termination by the Board, including a majority of the Independent Trustees.

A registration statement on Form N-14 relating to the proposed reorganizations has been filed by the SunAmerica
Income Funds with the Securities and Exchange Commission
(File No. 333-67840). That registration statement contains detailed information on the proposed reorganizations and is available from the SEC Public Reference Room or on the SEC's website at http://www.sec.gov.

Other Changes:

* The Board has agreed with SAAMCo to terminate the existing contractual fee waivers and reimbursement arrangements that apply to Class II shares of the GNMA, Diversified Income, and Tax Exempt Funds. However, the Adviser plans to continue its voluntary waiver of expenses of the GNMA Fund as described in the prospectus.



September 17, 2001